UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2015

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on July 14, 2015, Celgene Corporation, a Delaware corporation (“Celgene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Receptos, Inc., a Delaware corporation (“Receptos”), and Strix Corporation, a Delaware corporation and a wholly-owned subsidiary of Celgene (“Acquisition Sub”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Acquisition Sub has commenced a tender offer (the “Offer”) for all of the outstanding shares of common stock of Receptos, par value $0.001 per share (the “Receptos Shares”), other than any Receptos Shares that are owned immediately prior to the commencement of the Offer by Celgene, Acquisition Sub, Receptos or any of their wholly-owned subsidiaries, at a purchase price of $232.00 per Receptos Share, net to the holder thereof in cash, subject to reduction for any applicable withholding taxes.

The unaudited condensed consolidated balance sheets of Receptos as of June 30, 2015 and December 31, 2014, and the related unaudited condensed consolidated statements of operations and comprehensive loss for each of the three and six months ended June 30, 2015 and 2014 and the condensed consolidated statements of cash flows for the six months ended June 30, 2015 and 2014, are attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Celgene and Receptos undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond the control of either company, including the following: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (b) the inability to complete the transaction due to the failure to satisfy conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) difficulties or unanticipated expenses in connection with integrating Receptos into Celgene; (e) the risk that the acquisition does not perform as planned; and (f) potential difficulties in employee retention following the closing of the transaction. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in the public reports of each company filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

99.1	Receptos’ Unaudited Condensed Consolidated Financial Statements and Related Notes for the Six Months Ended June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: July 31, 2015	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

99.1	Receptos’ Unaudited Condensed Consolidated Financial Statements and Related Notes for the Six Months Ended June 30, 2015